SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): April 15, 2005

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 15, 2005, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s results for the quarter ended March 31, 2005. A copy of the Company’s news release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 2.05. Costs Associated with Exit or Disposal Activities

On April 13, 2005, the Company decided to close its Bray, Ireland, plant which manufactures hermetic motors for commercial air conditioning and refrigeration equipment by the end of the second quarter and to accelerate its planned product repositioning programs at several of its U.S. motor operations. Restructuring costs will approximate $11.5 million on a pre-tax basis and $10.5 million after tax. On April 15, 2005, the Company issued a news release which is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99) News Release of A. O. Smith Corporation, dated April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 15, 2005	By:	/s/ Kenneth W. Krueger
Kenneth W. Krueger Senior Vice President and Chief Financial Officer

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A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K dated April 15, 2005.

Exhibit Number	Description
99	News Release of A. O. Smith Corporation, dated April 15, 2005.

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